Servicer's Certificate
(Pursuant to Section 3.9 of the
Pooling and Servicing Agreement,
Dated December 1, 1997)

Banc One Auto Grantor Trust 1997-B

Interest Period March 20, 2002 through April 21, 2002

Collection Period March 1, 2002 through March 31, 2002

The undersigned officer of Bank One, National Association, pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.

Signed by:	/s/ Tracie H. Klein Tracie H. Klein Vice President